EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officers of GBANK FINANCIAL HOLDINGS INC. (the “Company”) hereby certify that, to the best of their knowledge, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Report”) (1) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2025	/s/ Edward M. Nigro
Edward M. Nigro
Executive Chairman
(Principal Executive Officer)
/s/ Jeffery E. Whicker
Jeffery E. Whicker
Chief Financial Officer and Treasurer
(Principal Financial Officer)